ITEM 12 (B).  EXHIBITS.


                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


     TAX EXEMPT LONG-TERM FUND          TAX EXEMPT INTERMEDIATE-TERM FUND
     TAX EXEMPT SHORT-TERM FUND         TAX EXEMPT MONEY MARKET FUND
     CALIFORNIA BOND FUND               CALIFORNIA MONEY MARKET FUND
     NEW YORK BOND FUND                 NEW YORK MONEY MARKET FUND
     VIRGINIA BOND FUND                 VIRGINIA MONEY MARKET FUND
     FLORIDA TAX-FREE INCOME FUND       FLORIDA TAX-FREE MONEY MARKET FUND



In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:     December 2, 2010                    /s/ CHRISTOPHER W. CLAUS
          ________________                   __________________________________
                                              Christopher W. Claus
                                              President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


     TAX EXEMPT LONG-TERM FUND        TAX EXEMPT INTERMEDIATE-TERM FUND
     TAX EXEMPT SHORT-TERM FUND       TAX EXEMPT MONEY MARKET FUND
     CALIFORNIA BOND FUND             CALIFORNIA MONEY MARKET FUND
     NEW YORK BOND FUND               NEW YORK MONEY MARKET FUND
     VIRGINIA BOND FUND               VIRGINIA MONEY MARKET FUND
     FLORIDA TAX-FREE INCOME FUND     FLORIDA TAX-FREE MONEY MARKET FUND



In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     December 2, 2010                    /s/ ROBERTO GALINDO, JR.
          ________________                  __________________________________
                                             Roberto Galindo, Jr.
                                             Treasurer